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                                                                   Exhibit 10.8

                               1997 BONUS PROGRAM
                               ------------------
                                  DM MANAGEMENT
                                  -------------


In prior years, bonus eligibility was based entirely on corporate performance--if the Company made its EBIT plan, all program participants received 100% of their potential bonus. For 1997, all eligible program participants will have their potential bonuses divided evenly between corporate EBIT goals (50%) and individual goals (50%), unless otherwise determined by the Compensation Committee of the Board of Directors.

Bonuses will be paid out seasonally, for the July-December period and the January-June period. Any individual receiving less than a satisfactory performance rating for either season will not be eligible for any bonus payout for that season.

The criteria for eligibility are as follows, unless otherwise determined by the Compensation Committee of the Board of Directors:

      I.    CORPORATE BONUS (50%)
            ---------------------
            If DMMC makes 100% of its seasonal EBIT plan, all participants will be eligible to receive 100% of their corporate bonus potential for the season.

            No corporate bonuses will be paid for a season if DMMC does not make its seasonal EBIT plan.


      II.   INDIVIDUAL BONUS (50%)
            ----------------------
            If DMMC makes a minimum of 80% of its seasonal EBIT plan, the program participants are eligible for 100% of their individual potential bonus for the season--the award dependent upon their achievement of specific individual goals.

            If DMMC makes between 50% and 80% of its seasonal EBIT plan, the program participants are eligible for 50% of their individual potential bonus for the season.


      NOTE: No bonus payments, either individual or corporate, will be made for a season if DMMC does not make 50% of its seasonal EBIT plan.


      III.  PERFORMANCE APPRAISALS
            ----------------------
            An important factor in determining the size of the individual bonus payment is the evaluation of the individual's contribution to the success of the operation. The individual potential bonus plan for all merchants will be planned gross margin dollars. Only if approved "official" revisions are made to the plan will the gross margin dollar goal be allowed to change. Sales support executives will have pre-established individual goals which, for the most part, will relate to expense and operational objectives.




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      III.  PERFORMANCE APPRAISALS (Cont'd)
            -------------------------------

            A. At the beginning of a fiscal year, each sales support participant will list the goals for the upcoming fiscal year. (See Attachment A.) These will be submitted to the Vice President of each group. At the beginning of each season, the merchant should complete the appropriate form and submit to their supervisor. (See Attachments B and C.)

            B. The goals should be completed and reviewed with the participant's superior for acceptance and will become the basis of performance evaluations.

            C. Each participant's goals will then be submitted to the President for final acceptance and approval.

            D. Informal periodic reviews of the individual's performance to date will be held with the participant by the individual's superior throughout the year.

            E. At the end of each season of the fiscal year, each participant will indicate his/her performance against stated goals.

            F. At the end of each season of the fiscal year, each individual's performance will be rated against these annual goals. These ratings will be forwarded to the President for review and will become the basis for bonus payment considerations.


      IV. METHOD OF PAYMENT
          -----------------
          Final bonus payout will be made to participants as soon as possible after the close of each season of the fiscal year.


      V. GENERAL PROVISIONS
         ------------------

            A. PARTICIPATION
               -------------
               This plan is restricted to key management personnel whose decisions have a measurable impact on the major objectives of the Company. Selection to the plan is made by the President of the Company. Each participant is assigned a "normal incentive percentage" which represents the premium on their regular earnings associated with the bonus plan.






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            B. NEW PARTICIPANTS
               ----------------
               New participants may be admitted to this plan during the fiscal year subject to the approval of the President. Bonus payments for participants added during the fiscal year will be based upon their base salary earnings during the time they are covered by the plan.

            C. PERFORMANCE PERIOD
               ------------------
               This plan pertains to the fiscal year ending June 28, 1997. For measurement purposes, the fiscal year will also be divided into two seasons--Fall (July-December) and Spring (January-June).

            D. PAYMENTS
               --------
               Incentive awards will be made to participants as soon as possible after the close of each goaled period and normally not later than:

                     Fall        February 15
                     Spring      August 15


            E. TERMINATIONS
               ------------
               A participant who resigns or is discharged from the Company prior to the end of a season will not be eligible for any bonus payment for that or any subsequent season.

            F. NON-VESTED RIGHTS
               -----------------
               The Company neither guarantees that a participant will be paid a bonus nor grants a vested right in any bonus dollars available for distribution.

            G. INTERPRETATIONS
               ---------------
               The provisions of this plan have been approved by the Board of Directors. Any commitments made, either stated or implied, which are contrary to the provisions of this plan, shall not be valid. Any questions regarding the interpretation of the provisions of this plan, special cases not covered in the plan and ongoing administration of the plan shall be coordinated through the Vice President of Human Resources and resolved by the President and Board of Directors where necessary.

            H. CHANGE OF PLAN
               --------------
               The Company reserves the right to amend, modify, suspend, or terminate this plan at any time without advance notice to the plan's participants.



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Attachment A
                                  DM MANAGEMENT
                             FISCAL 1997 BONUS PLAN

                                  SALES SUPPORT
                                  -------------


GOALS                                                        WEIGHTING
- -----                                                        ---------

      1. __________________________________________________

         __________________________________________________

         __________________________________________________ ___________%



      2. __________________________________________________

         __________________________________________________

         __________________________________________________ ___________%


      3. __________________________________________________

         __________________________________________________

         __________________________________________________ ___________%


      4. __________________________________________________

         __________________________________________________

         __________________________________________________ ___________%


      5. __________________________________________________

         __________________________________________________

         __________________________________________________ ___________%



NOTE:  A minimum of three goals must be written.

                                    Participant's Signature _________________

                                    Supervisor's Signature  _________________

                                    President's Signature   _________________



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Attachment B
                                  DM MANAGEMENT
                             FISCAL 1997 BONUS PLAN

                                  MERCHANDISING
                                  -------------



FALL FISCAL 1997
- ----------------


      Original Approved Plan
      ----------------------

            Dollar ($) Sales Plan (A)          __________

            Gross Margin % Plan (B)            __________

            Gross Margin Dollar ($) Plan (AxB) __________




      Revised Plan (if Applicable)
      ----------------------------

            Dollar ($) Sales Plan (A)          __________

            Gross Margin % Plan (B)            __________

            Gross Margin Dollar ($) Plan (AxB) __________




                                    Participant's Signature _________________

                                    Supervisor's Signature  _________________

                                    President's Signature   _________________










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Attachment C
                                  DM MANAGEMENT
                             FISCAL 1997 BONUS PLAN

                                  MERCHANDISING
                                  -------------




SPRING FISCAL 1997
- ------------------


      Original Approved Plan
      ----------------------

            Dollar ($) Sales Plan (A)          __________

            Gross Margin % Plan (B)            __________

            Gross Margin Dollar ($) Plan (AxB) __________




      Revised Plan (if Applicable)
      ----------------------------

            Dollar ($) Sales Plan (A)          __________

            Gross Margin % Plan (B)            __________

            Gross Margin Dollar ($) Plan (AxB) __________





                                    Participant's Signature _________________

                                    Supervisor's Signature  _________________

                                    President's Signature   _________________